     Exhibit 10.2

Regent Studios L.L.C.	Contract # 2010

International Multiple Rights Deal Memo	Contract Date 01-July-07
Basic License and Financial Terms (“Deal Memo”)

This Deal Memo, consisting of these Basic Terms and any attached supplemental pages, contains the basic agreement of the parties as follows:

Licensor:	Licensee/Distributor:
REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
10990 Wilshire Boulevard, Penthouse	10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024	Los Angeles, CA 90024
U.S.A.	U.S.A.

Phone: 310-806-4288	Phone: 310-806-4288
Fax: 310-806-4268	Fax: 310-806-4268

Titles:

Title	Fee

CHRIS & JOHN’S ROAD TRIP (Eps. 101-106)	US$	120,000

CHRIS & JOHN TO THE RESCUE (Eps. 101-107)	US$	140,000

CHRIS & JOHN: PROVINCETOWN (Eps. 101-107)	US$	120,000

COVER GUY, Season 1 (Eps. 101-106}	US$	120,000

COVER GUY, Season 2 (Eps. 201-206)	US$	120,000

COVER GUY, Season 3 (Eps. 301-306}	US$	120,000

JERUSALEM PRIDE	US$	100,000

TURNING JAPANESE	US$	100,000

WIGGLE SHOW, THE	US$	100,000

TOTAL LICENSE FEE:	US$	1,040,000
Territories and Languages:
☐ Subtitled ☐ Dubbed (unless otherwise stated)
   U.S.A. (English), U.S. Possessions (English)

Licensed Rights
Pay Per View Rights

Pay Per View	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Demand	☑ Yes ☐ No		See Attached Schedule A	See Attached Schedule A
Near Video on Demand	☑ Yes ☐ No		See Attached Schedule A	See Attached Schedule A
Subscription Video on Demand	☑ Yes ☐ No		See Attached Schedule A	See Attached Schedule A
Non-Residential	☑ Yes ☐ No		See Attached Schedule A	See Attached Schedule A
Residential	☑ Yes ☐ No		See Attached Schedule A	See Attached Schedule A
Initialed by:                      (Licensor)
Initialed by:                      (Licensee/Distributor)

1

Pay TV Rights

Pay TV	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Cable	☑ Yes ☐ No		See Attached Schedule A	See Attached Schedule A
Satellite	☑ Yes ☐ No		See Attached Schedule A	See Attached Schedule A
Terrestrial	☑ Yes ☐ No		See Attached Schedule A	See Attached Schedule A
All rights not specifically licensed are reserved to Licensor.
Cross Collateralization:
Not Applicable.
Disposition of Gross Receipts

Right Category	Disposition Type:
Pay Per View & Pay TV Rights	Flat
Licensor shall receive the following flat amount in US Dollars: $1,040,000.00. No other amounts are due to Licensor from the exploitation of the Licensed Rights to the Picture licensed herein.
Financial Terms:
     Applies to all Licensed Pictures:
•	25% due June 30, 2009.

•	25% due December 31, 2009.

•	25% due June 30, 2010.

•	25% due December 31, 2010.
Authorized Telecasts/Runs

Right Category	Runs:

Pay Per View Rights	Unlimited

Pay TV Rights	Unlimited
Additional Terms:
1. DEAL MEMO AGREEMENT
THIS DEAL MEMO AGREEMENT (as contained on this page and all attached pages), and incorporating the Schedule of Definitions and Standard Terms and Conditions contained in Licensor’s most current Licensing Agreement, IS A BINDING AND FINAL CONTRACT BETWEEN THE PARTIES.

REGENT STUDIOS L.L.C.:	HERE NETWORKS L.L.C.:
By:	By:
Title:                                                                                                          Title:
Initialed by:                      (Licensor)
Initialed by:                      (Licensee/Distributor)

2

SCHEDULE A

Title / Picture	License Term

Chris & John’s Road Trip {Eps. 101 - 106)	6/1/07 to 5/31/10

Chris & John to the Rescue (Eps. 101 - 107)	6/1/07 to 5/31/10

Chris & John: Provincetown (Eps. 101 - 107)	3 years from Delivery and Technical Acceptance

Cover Guy, Season 1 (Eps. 101 - 106)	6/1/07 to 5/31/10

Cover Guy, Season 2 (Eps. 201 - 206)	6/1/07 to 5/31/10

Cover Guy, Season 3 (Eps. 301 - 306)	3 years from Delivery and Technical Acceptance

Jerusalem Pride	3 years from Delivery and Technical Acceptance

Turning Japanese	3 years from Delivery and Technical Acceptance

Wiggle Show, The	5 years from Delivery and Technical Acceptance
Initialed by:                      (Licensor)
Initialed by:                      (Licensee/Distributor)

3

Regent Studios L.L.C.	Contract # 2005

International Multiple Rights Deal Memo	Contract Date 14-Sept-07
Basic License and Financial Terms (“Deal Memo”)

This Deal Memo, consisting of these Basic Terms and any attached supplemental pages, contains the basic agreement of the parties as follows:

Licensor:	Licensee/Distributor:
REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
10990 Wilshire Boulevard, Penthouse	10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024	Los Angeles, CA 90024
U.S.A.	U.S.A.

Phone: 310-806-4288	Phone: 310-806-4288
Fax: 310-806-4268	Fax: 310-806-4268

Titles:

Title	Fee
THE LAIR — Season 2 (Eps. 201 - 209)	US$	900,000
Territories and Languages:
☐ Subtitled ☐ Dubbed (unless otherwise stated)
   U.S.A. (English), U.S. Possessions (English)
   Canada (English and French)

Licensed Rights
Video Rights (U.S.A. = English: Canada = French only)

Home Video Rental	Licensed	Non-excl.	Holdback	License Term Ends
DVD	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Laser Disk	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Cassette	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance

Home Video Sell Thru	Licensed	Non-excl.	Holdback	License Term Ends
DVD	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Laser Disk	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Cassette	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Pav Per View Rights (U.S.A. = English: Canada = French & English)

Pay Per View	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Demand	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Near Video on Demand	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Subscription Video on Demand	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Non-Residential	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Residential	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Pav TV Rights (U.S.A. = English: Canada = French & English)

Pay TV	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Cable	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Satellite	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Terrestrial	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

1

Free TV Rights (U.S.A. = English: Canada = French only)

Pay TV	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Cable	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Satellite	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Terrestrial	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Internet Rights (U.S.A. = English: Canada = French & English)

Internet	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Internet	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
All rights not specifically licensed are reserved to Licensor.
Cross Collateralization:
Not Applicable.
Disposition of Gross Receipts

Right Category	Disposition Type:
Video, Pay Per View, Pay TV, Free TV & Internet Rights	Flat
Licensor shall receive the following flat amount in US Dollars: $900,000.00. No other amounts are due to Licensor from the exploitation of the Licensed Rights to the Picture licensed herein.
Financial Terms:
     Applies to all Licensed Pictures:
•	US$150,000 due twelve (12) months from start of License Term.

•	US$150,000 due twenty-four (24) months from start of License Term.

•	US$300,000 due thirty-six (36) months from start of License Term.

•	US$300,000 due forty-eight (48) months from start of License Term.
Authorized Telecasts/Runs

Right Category	Runs:
Pay Per View Rights	Unlimited
Pay TV Rights	Unlimited
Free TV Rights	Unlimited
Additional Terms:
1. DEAL MEMO AGREEMENT
THIS DEAL MEMO AGREEMENT (as contained on this page and all attached pages), and incorporating the Schedule ot Definitions and Standard Terms and Conditions contained in Licensor’s most current Licensing Agreement, IS A BINDING AND FINAL CONTRACT BETWEEN THE PARTIES.

REGENT STUDIOS L.L.C.:	HERE NETWORKS L.L.C.:
By:	By:
Title:                                                                                                          Title:     CEO

Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

2

Regent Studios L.L.C. International Multiple Rights Deal Memo Basic License and Financial Terms (“Deal Memo”)	Contract # 2006 Contract Date 05-Oct-07
This Deal Memo, consisting of these Basic Terms and any attached supplemental pages, contains the basic agreement of the parties as follows:

Licensor:	Licensee/Distributor:
REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
10990 Wilshire Boulevard, Penthouse	10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024	Los Angeles, CA 90024
U.S.A.	U.S.A.

Phone: 310-806-4288	Phone: 310-806-4288
Fax: 310-806-4268	Fax: 310-806-4268

Titles:

Title	Fee
LESBIAN SEX & SEXUALITY — Season 2 (Eps. 201 - 203)	US$	300,000
Territories and Languages:
☐ Subtitled ☐ Dubbed (unless otherwise stated)
   U.S.A. (English), U.S. Possessions (English)
   Canada (English and French)

Licensed Rights
Cinematic Rights

Theatrical	Licensed	Non-excl.	Holdback	License Term Ends
Standard Theatrical	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance

Public Video	Licensed	Non-excl.	Holdback	License Term Ends
Mini-Theatre	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance

Non-Theatrical	Licensed	Non-excl.	Holdback	License Term Ends
Bars	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Educational Institutions	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Public Institutions	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Video Rights

Home Video Rental	Licensed	Non-excl.	Holdback	License Term Ends
All Future Video Uses	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Cassette	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
DVD	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Laser Disk	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance

Home Video Sell Thru	Licensed	Non-excl.	Holdback	License Term Ends
All Future Video Uses	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Cassette	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

1

Home Video Sell Thru	Licensed	Non-excl.	Holdback	License Term Ends
DVD	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Laser Disk	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance

Commercial Video	Licensed	Non-excl.	Holdback	License Term Ends
Educational Institutions	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Non-U.S Military Bases	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Non-U.S Military Vessels	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Non-U.S. Gov. Installations	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Bars	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Pay Per View Rights

Pay Per View	Licensed	Non-excl.	Holdback	License Term Ends
Demand	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Near Video on Demand	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Subscription Video on Demand	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Non-Residential	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Residential	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Pay TV Rights

Pay TV	Licensed	Non-excl.	Holdback	License Term Ends
Cable	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Satellite	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Terrestrial	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Free TV Rights

Pav TV	Licensed	Non-excl.	Holdback	License Term Ends
Cable	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Satellite	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Terrestrial	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Internet Rights

Internet	Licensed	Non-excl.	Holdback	License Term Ends
Internet	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
All rights not specifically licensed are reserved to Licensor.
Cross Collateralization:
Not Applicable.
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

2

Disposition of Gross Receipts

Right Category	Disposition Type:
Cinematic, Video, Pay Per View, Pay TV, Free TV & Internet Rights	Flat
Licensor shall receive the following flat amount in US Dollars: $300,000.00. No other amounts are due to Licensor from the exploitation of the Licensed Rights to the Picture licensed herein.
Financial Terms:
     Applies to all Licensed Pictures:
•	20% due twelve (12) months from start of License Term.

•	20% due twenty-four (24) months from start of License Term.

•	20% due thirty-six (36) months from start of License Term.

•	20% due forty-eight (48) months from start of License Term.

•	20% due sixty (60) months from start of License Term.
Authorized Telecasts/Runs

Right Category	Runs:
Ver View Rights	Unlimited
Pay TV Rights	Unlimited
Free TV Rights	Unlimited
Additional Terms:
1. DEAL MEMO AGREEMENT
THIS DEAL MEMO AGREEMENT (as contained on this page and all attached pages), and incorporating the Schedule of Definitions and Standard Terms and Conditions contained in Licensor’s most current Licensing Agreement, IS A BINDING AND FINAL CONTRACT BETWEEN THE PARTIES.

REGENT STUDIOS L.L.C.		HERE NETWORKS L.L.C.
By:		By:
Title:	President	Title:	CEO
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

3

Regent Studios L.L.C.	Contract # 2007

International Multiple Rights Deal Memo Basic License and Financial Terms (“Deal Memo”)	Contract Date 05-Oct-07

This Deal Memo, consisting of these Basic Terms and any attached supplemental pages, contains the basic agreement of the parties as follows:

Licensor:	Licensee/Distributor:
REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
10990 Wilshire Boulevard, Penthouse	10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024	Los Angeles, CA 90024
U.S.A.	U.S.A.

Phone: 310-806-4288	Phone: 310-806-4288
Fax: 310-806-4268	Fax: 310-806-4268

Titles:

Title	Fee
LESBIAN SEX & SEXUALITY — Season 2 (Eps. 204 - 205)	US$	200,000
Territories and Languages:
☐ Subtitled ☐ Dubbed (unless otherwise stated)
   U.S.A. (English), U.S. Possessions (English)
   Canada (English and French)

Licensed Rights
Cinematic Rights

Theatrical	Licensed	Non-excl.	Holdback	License Term Ends
Standard Theatrical	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance

Public Video	Licensed	Non-excl.	Holdback	License Term Ends
Mini-Theatre	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance

Non-Theatrical	Licensed	Non-excl.	Holdback	License Term Ends
Bars	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Educational Institutions Public Institutions	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Public Institutions	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Video Rights

Home Video Rental	Licensed	Non-excl.	Holdback	License Term Ends
All Future Video Uses	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Cassette	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
DVD	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Laser Disk	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance

Home Video Sell Thru	Licensed	Non-excl.	Holdback	License Term Ends
All Future Video Uses	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Cassette	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

1

Home Video Sell Thru	Licensed	Non-excl.	Holdback	License Term Ends
DVD	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Laser Disk	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance

Commercial Video	Licensed	Non-excl.	Holdback	License Term Ends
Educational Institutions	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Non-U.S. Military Bases	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Non-U.S. Military Vessels	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Non-U.S. Gov. Installations	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Bars	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Pay Per View Rights

Pay Per View	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Demand	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Near Video on Demand	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Subscription Video on Demand	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Non-Residential	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Residential	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Pay TV Rights

Pay TV	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Cable	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Satellite	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Terrestrial	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Free TV Rights

Pay TV	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Cable	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Satellite	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Terrestrial	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
Internet Rights

Internet	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Internet	☑ Yes ☐ No		TBD	5 years from Delivery and Technical Acceptance
     All rights not specifically licensed are reserved to Licensor.
Cross Collateralization:
Not Applicable.
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

2

Disposition of Gross Receipts

Right Category	Disposition Type:
Cinematic, Video, Pay Per View, Pay TV, Free TV & Internet Rights	Flat
Licensor shall receive the following flat amount in US Dollars: $200,000.00. No other amounts are due to Licensor from the exploitation of the Licensed Rights to the Picture licensed herein.
Financial Terms:
     Applies to all Licensed Pictures:
•	20% due twelve (12) months from start of License Term.

•	20% due twenty-four (24) months from start of License Term.

•	20% due thirty-six (36) months from start of License Term.

•	20% due forty-eight (48) months from start of License Term.

•	20% due sixty (60) months from start of License Term.
Authorized Telecasts/Runs

Right Category	Runs:
Pay Per View Rights	Unlimited
Pay TV Rights	Unlimited
Free TV Rights	Unlimited
Additional Terms:
1. DEAL MEMO AGREEMENT
THIS DEAL MEMO AGREEMENT (as contained on this page and all attached pages), and incorporating the Schedule of Definitions and Standard Terms and Conditions contained in Licensor’s most current Licensing Agreement, IS A BINDING AND FINAL CONTRACT BETWEEN THE PARTIES.

REGENT STUDIOS L.L.C.:		HERE NETWORKS L.L.C.:
By:		By:
Title:	President	Title:	CEO
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

3

Regent Studios L.L.C.	Contract # 2012

International Multiple Rights Deal Memo	Contract Date 15-Dec-07
Basic License and Financial Terms (“Deal Memo”)

This Deal Memo, consisting of these Basic Terms and any attached supplemental pages, contains the basic agreement of the parties as follows:

Licensor:	Licensee/Distributor:
REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
10990 Wilshire Boulevard, Penthouse	10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024	Los Angeles, CA 90024
U.S.A.	U.S.A.

Phone: 310-806-4288	Phone: 310-806-4288
Fax: 310-806-4268	Fax: 310-806-4268

Titles:

Title	Fee
BACKLOT SERIES (Episodes 201-212)	US$	360,000
Territories and Languages:
☐ Subtitled ☐ Dubbed (unless otherwise stated)
   U.S.A. (English), U.S. Possessions (English)

Licensed Rights
Pay Per View Rights

Pay Per View	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Demand	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Near Video on Demand	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Subscription Video on Demand	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Non-Residential	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Residential	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Pay TV Rights

Pay TV	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Cable	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Satellite	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Terrestrial	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Internet Rights

Internet	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Internet	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
All rights not specifically licensed are reserved to Licensor.
Initialed by:                      (Licensor)
Initialed by:                      (Licensee/Distributor)

1

Cross Collateralization:
Not Applicable.
Disposition of Gross Receipts

Right Category	Disposition Type:
Pay Per View, Pay TV & Internet Rights	Flat
Licensor shall receive the following flat amount in US Dollars: $360,000.00. No other amounts are due to Licensor from the exploitation of the Licensed Rights to the Picture licensed herein.
Financial Terms:
     Applies to all Licensed Pictures:
•	25% due June 30, 2009.

•	25% due December 31, 2009.

•	25% due June 30, 2010.

•	25% due December 31, 2010.
Authorized Telecasts/Runs

Right Category	Runs:
Pay Per View Rights	Unlimited
Pay TV Rights	Unlimited
Free TV Rights	Unlimited
Additional Terms:
1. DEAL MEMO AGREEMENT
THIS DEAL MEMO AGREEMENT (as contained on this page and all attached pages), and incorporating the Schedule of Definitions and Standard Terms and Conditions contained in Licensor’s most current Licensing Agreement, IS A BINDING AND FINAL CONTRACT BETWEEN THE PARTIES.

REGENT STUDIOS L.L.C.:	HERE NETWORKS L.L.C.:
By:	By:
Title:	Title:

2

Initialed by:                      (Licensor)
Initialed by:                      (Licensee/Distributor)

SCHEDULE A

Picture	License Term

Backlot: Making of Dante’s Cove Season 2	5 years from Delivery and Technical Acceptance

Backlot: Making of Dante’s Cove Season 3	5 years from Delivery and Technical Acceptance

Backlot: Making of A Date with Murder	5 years from Delivery and Technical Acceptance

Backlot: Making of DL Chronicles	5 years from Delivery and Technical Acceptance

Backlot: Making of The Lair	5 years from Delivery and Technical Acceptance

Backlot: Making of Meltdown	5 years from Delivery and Technical Acceptance

Backlot: Making of Paradise Falls, Season 3	5 years from Delivery and Technical Acceptance

Backlot: Making of Polar Opposites	5 years from Delivery and Technical Acceptance

Backlot: Making of Queens	5 years from Delivery and Technical Acceptance

Backlot: Making of Shock to the System	5 years from Delivery and Technical Acceptance

Backlot: Making of Solar Flare	5 years from Delivery and Technical Acceptance

Backlot: Making of Trapped	5 years from Delivery and Technical Acceptance
TOTAL LICENSE FEE: $ 360,000
Initialed by:                      (Licensor)
Initialed by:                      (Licensee/Distributor)

3

Regent Studios L.L.C.	Contract # 2073

International Multiple Rights Deal Memo	Contract Date 24-Jan-08
Basic License and Financial Terms (“Deal Memo”)

This Deal Memo, consisting of these Basic Terms and any attached supplemental pages, contains the basic agreement of the parties as follows:

Licensor:	Licensee/Distributor:
REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
10990 Wilshire Boulevard, Penthouse	10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024	Los Angeles, CA 90024
U.S.A.	U.S.A.

Phone: 310-806-4288	Phone: 310-806-4288
Fax: 310-806-4268	Fax: 310-806-4268

Titles:

Title	Fee
HOUSE OF VENUS (Eps. 101-112)	US$	175,000
OCCUPIED	US$	100,000
UOMO MODE: MEN’S FASHION INSIDER (Eps. 101-106)	US$	100,000
TOTAL LICENSE FEE:	US$	375,000
Territories and Languages:
☐ Subtitled ☐ Dubbed (unless otherwise stated)
   U.S.A. (English), U.S. Possessions (English)

Licensed Eights
Pay Per View Rights

Pay Per View	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Demand	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Near Video on Demand	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Subscription Video on Demand	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Non-Residential	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Residential	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Pay TV Rights

Pav TV	Licensed	Non-excl.	Holdback	License Term Starts & Ends
Cable	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Satellite	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Terrestrial	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Initialed by:                      (Licensor)
Initialed by:                      (Licensee/Distributor)

All rights not specifically licensed are reserved to Licensor.
Cross Collateralization:
Not Applicable.
Disposition of Gross Receipts

Right Category	Disposition Type:
Pay Per View & Pay TV Rights	Flat
Licensor shall receive the following flat amount in US Dollars: $375,000.00. No other amounts are due to Licensor from the exploitation of the Licensed Rights to the Picture licensed herein.
Financial Terms:
     Applies to HOUSE OF VENUS and OCCUPIED:
•	25% due June 30, 2009.

•	25% due December 31, 2009.

•	25% due June 30, 2010.

•	25% due December 31, 2010.
     Applies to UOMO MODE: MEN’S FASHION INSIDER:
•	25% due March 31, 2009.

•	25% due September 30, 2009.

•	25% due March 31, 2010.

•	25% due September 30, 2010.
Authorized Telecasts/Runs

Right Category	Runs:
Pay Per View Rights	Unlimited
Pay TV Rights	Unlimited
Additional Terms:
1. DEAL MEMO AGREEMENT
THIS DEAL MEMO AGREEMENT (as contained on this page and all attached pages), and incorporating the Schedule of Definitions and Standard Terms and Conditions contained in Licensor’s most current Licensing Agreement, IS A BINDING AND FINAL CONTRACT BETWEEN THE PARTIES.

REGENT STUDIOS L.L.C.:	HERE NETWORKS L.L.C.:
By:	By:
Title:	Title:
Initialed by:                      (Licensor)
Initialed by:                      (Licensee/Distributor)

SCHEDULE A

Title / Picture	License Term

House of Venus (Eps. 101 - 112)	5 years from Delivery and Technical Acceptance

Occupied	3 years from Delivery and Technical Acceptance

Uomo Mode: Men’s Fashion Insider (Eps. 101 - 106)	5 years from Delivery and Technical Acceptance
Initialed by:                      (Licensor)
Initialed by:                      (Licensee/Distributor)

Regent Studios L.L.C.	Contract # 2014

International Multiple Rights Deal Memo	Contract Date 13-Feb-08
Basic License and Financial Terms (“Deal Memo”)

This Deal Memo, consisting of these Basic Terms and any attached supplemental pages, contains the basic agreement of the parties as follows:

Licensor:	Licensee/Distributor:
REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
10990 Wilshire Boulevard, Penthouse	10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024	Los Angeles, CA 90024
U.S.A.	U.S.A.

Phone: 310-806-4288	Phone: 310-806-4288
Fax: 310-806-4268	Fax: 310-806-4268

Titles

Title	Fee
BACKLOT SERIES (Episodes 301 — 312)	US$	360,000
Territories and Languages:
☐ Subtitled ☐ Dubbed (unless otherwise stated)
   U.S.A. (English), U.S. Possessions (English)

Licensed Rights
Pay Per View Rights

Pay Per View	Licensed	Non-Excl.	Holdback	License Term Sports & Ends
Demand	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Near Video on Demand	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Subscription Video on Demand	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Non-Residential	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Residential	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Pay TV Rights

Pay TV	Licensed	Non-Excl.	Holdback	License Term Sports & Ends
Cable	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Satellite	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Terrestrial	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
Internet Rights

Internet	Licensed	Non-Excl.	Holdback	License Term Sports & Ends
Internet	☑ Yes ☐ No		See attached Schedule A	See attached Schedule A
All rights not specifically licensed are reserved to Licensor.
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

1

Cross Collateralization:
Not Applicable.
Disposition of Gross Receipts

Right Category	Disposition Type:
Pay Per View, Pay TV & Internet Rights	Flat
Licensor shall receive the following flat amount in US Dollars: $360,000.00. No other amounts are due to Licensor from the exploitation of the Licensed Rights to the Picture licensed herein.
Financial Terms:
     Applies to all licensed Pictures:
•	25% due June 30, 2009.

•	25% due December 31, 2009.

•	25% due June 30, 2010.

•	25% due December 31, 2010.
Authorized Telecasts/Runs

Right Category	Runs:
Pay Per View Rights	Unlimited
Pay TV Rights	Unlimited
Free TV Rights	Unlimited
Additional Terms:
1. DEAL MEMO AGREEMENT
THIS DEAL MEMO AGREEMENT (as contained on this page and all attached pages), and incorporating the Schedule of Definitions and Standard Terms and Conditions contained in Licensor’s most current Licensing Agreement, IS A BINDING AND FINAL CONTRACT BETWEEN THE PARTIES.

REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
By:	By:
Title:	Title:	CEO
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

2

SCHEDULE A

Picture	License Term

Backlot: Making of Acid Rain	5 years from Delivery and Technical Acceptance

Backlot: Making of The Calm Before	5 years from Delivery and Technical Acceptance

Backlot: Making of Deadly Rising	5 years from Delivery and Technical Acceptance

Backlot: Making of Devil is a Woman	5 years from Delivery and Technical Acceptance

Backlot: Making of The DL Chronicles, Vol. 2	5 years from Delivery and Technical Acceptance

Backlot: Making of Fall of Hyperion	5 years from Delivery and Technical Acceptance

Backlot: Making of Heat Wave	5 years from Delivery and Technical Acceptance

Backlot: Making of Ice Blues	5 years from Delivery and Technical Acceptance

Backlot: Making of Kiss Me Deadly	5 years from Delivery and Technical Acceptance

Backlot: Making of The Lair, Season 2	5 years from Delivery and Technical Acceptance

Backlot: Making of On the Other Hand, Death	5 years from Delivery and Technical Acceptance

Backlot: Making of Shelter	5 years from Delivery and Technical Acceptance

TOTAL LICENSE FEE: $ 360,000
Initialed by: (Licensor)
Initialed by: (Licensee/Distributor)

3